John Hancock

Intermediate
Government
Fund

ANNUAL
REPORT

5.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 10

For your information
page 25

Dear Fellow Shareholders,

The stock market had a rough start to 2001, as last year's downward spiral continued, due to growing concern over the slowing economy and a parade of disappointing earnings announcements. But as the Federal Reserve aggressively attacked the slowdown with five interest-rate cuts between January and May, the market began to rebound in April on the belief that the worst might be over. Bonds wound up outperforming stocks, producing mostly positive returns, while the Standard & Poor's 500 Index returned -4% through May. Bonds were the beneficiaries of both the rate cuts and investors' search for safety. Even with the spring upturn, the market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
income consistent
with preservation
of capital and
maintenance of
liquidity by invest
ing primarily in
securities of the
United States gov
ernment and its
agencies. The Fund
maintains a dollar-
weighted average
maturity of
between three
and ten years.

Over the last twelve months

* U.S. economic growth remained weak.

* The Federal Reserve lowered short-term interest rates dramatically.

* Government bonds rallied, far outpacing stock returns.


[Bar chart with heading "John Hancock Intermediate Government Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2001." The chart is scaled in increments of 4% with 0% at the bottom and 12% at the top. The first bar represents the 11.83% total return for Class A. The second bar represents the 11.03% total return for Class B. The third bar represents the 11.00% total return for Class
C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]


Top holdings

42.2%   Federal National Mortgage Assn.
20.6%   Government National Mortgage Assn.
18.9%   United States Treasury
 9.9%   Private Export Funding Corp.
 1.1%   Federal Home Loan Mortgage Corp.

As a percentage of net assets on May 31, 2001.



BY BARRY H. EVANS, CFA, AND DAWN M. BAILLIE, PORTFOLIO MANAGERS

John Hancock
Intermediate Government Fund

MANAGERS'
REPORT

A declining stock market, slowing economy and falling short-term interest rates propelled bond prices higher during the year ended May 31, 2001. The stock market slide that began in the spring of 2000 prompted many investors to move their money into safer havens, including government bonds. Throughout last summer and fall, everyone waited to see whether the Federal Reserve's efforts to slow economic growth and prevent inflation would work. The Federal funds rate -- the interest rate that banks charge each other for overnight loans -- held steady at 6.5%. Late last fall, however, gross domestic product -- which measures the total output of goods and services in the United States -- dropped dramatically. This showed the Fed's medicine was working, tempering inflation concerns for worried bond investors. The economy actually slowed more quickly than expected, triggering fears that we were headed toward a recession. The Fed responded by lowering short-term interest rates early in January. Several more interest-rate cuts followed. By the end of May 2001, short-term interest rates had come down a total of two and a half percentage points, leaving the Fed funds rate at 4.00%.

"A declining stock mar-
 ket, slowing economy
 and falling short-term
 interest rates propelled
 bond prices higher..."

GOVERNMENT SECTOR RALLIES

Bond prices moved up in anticipation of lower interest rates, benefiting all sectors of the bond market. The positive returns generated by bonds were a welcome contrast to the -10.55% loss sustained by the Standard & Poor's 500 Index. U.S. government agency bonds and mortgage bonds -- high-quality securities that pay slightly higher yields than Treasuries -- fared especially well. They attracted investor interest initially as safe harbors during the stock market's storms and later as higher-yielding alternatives to money-market funds and certificates of deposit. For the year ended May 31, 2001, agencies -- non-mortgage bonds issued by U.S. government agencies like the Government National Mortgage Association and Federal National Government Association -- returned 13.61%, according to the Lehman Brothers Agency Index. Mortgage bonds were not far behind, with a 13.42% return as measured by the Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index. Treasuries also did quite well, especially intermediate-maturity Treasuries with 5- and 10-year maturities that benefited from falling interest rates. They returned around 12% for the period, compared with 9.5% for 30-year Treasuries. Longer-term Treasuries -- which had rallied last year as the government began buying back issues and reducing supply -- faltered amid growing concerns that proposed tax cuts would curtail spending on the program.

[A photo of Team leader Barry Evans flush right next to first paragraph.]

MORTGAGES AND AGENCIES HELP

John Hancock Intermediate Government Fund benefited from having an above-average stake in mortgage bonds and U.S. government agencies as well as a focus on intermediate-maturity Treasuries. During the year ended May 31, 2001, this helped the Fund's Class A, Class B and Class C shares return 11.83%, 11.03% and 11.00%, respectively, at net asset value. By comparison, the average intermediate-term government fund returned 11.61% during the same time period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

"...(the) Fund benefited
 from having an above-
 average stake in
 mortgage bonds and U.S.
 government agencies..."

[Table at top left-hand side of page entitled "Top sectors." The first listing is U.S. government agencies 74% and the second is U.S.
government 19%.]

SPREAD ALLOCATION INCREASES

Toward year end, we looked beyond the weak economy and began increasing the Fund's stake in spread products -- bonds with a yield advantage over Treasuries. Our focus was on mortgage bonds with current coupons (or stated interest rates) of between 6.5% and 7%. These bonds carry less prepayment risk than higher-coupon bonds, meaning that there's less risk that the underlying mortgages will be paid off early as interest rates come down. Plus, they offer more income than bonds with lower coupons. By the end of the period, about 50% of the Fund's assets were in mortgage bonds. We also added a nearly 6% stake in adjustable rate mortgages (or ARMs) and slightly increased our investment in U.S. government agency bonds to capture additional yield. To fund our spread purchases, we sold longer-term Treasuries. We repositioned our remaining Treasury stake to include more shorter-maturity issues that would be more responsive to changes in interest rates. As the economy slowed, we also lengthened the Fund's duration -- a measure of the Fund's sensitivity to interest-rate changes. The longer a bond's duration, the more its price will rise as interest rates fall -- or fall as interest rates rise. Throughout the period, the Fund's duration remained in line with its peers.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of May 31, 2001." The chart is divided into two sections (from top to left): U.S. government bonds 93% and Short-term investments 7%. ]

MORE INTEREST-RATE CUTS EXPECTED

[Table at top right-hand side of page entitled "Quality and maturity." The first listing is Average maturity 7.4 years and the second is Average quality AAA.]

We expect continued economic weakness until sometime late in the fall. We've already seen what we hope was a stock market bottom at the end of March, with stock prices climbing in April and May. We believe this is a positive sign, since typically stock prices anticipate an economic recovery by six or seven months. In addition, the National Association of Purchasing Managers (NAPM) Index, which measures manufacturing activity, has hovered around 41 since January. A number above 50 indicates an expanding economy, while below 50 reveals a contracting economy. The NAPM Index's low level suggests that there are one or two more interest-rate cuts coming, although most are probably behind us. Sometime between now and year end, the NAPM Index will most likely climb, prompting the Fed to shift from an easing bias to a more neutral mode. With this in mind, we plan to keep the Fund's duration in line with its peers. As the economic recovery progresses and interest rates stabilize, we will most likely decrease duration by either further trimming our Treasury stake or boosting our focus on shorter-maturity bonds. We may also increase our already-high stake in mortgage bonds and U.S. government agencies, with the goal of capturing incremental yields for Fund shareholders.

"We expect continued
 economic weakness until
 sometime late in the fall."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
May 31, 2001.

Two indexes are used
for comparison. The
Lehman Brothers
Government Bond
Index, Index 1, is an
unmanaged index that
measures the perfor
mance of U.S.Treasury
bonds and U.S. gov
ernment agency
bonds. Also shown on
page 7 is the Lipper
Intermediate U.S.
Government Index,
Index 2, an equally
weighted unmanaged
index that measures
the performance of
funds with at least
65% of their assets in
securities issued or
guaranteed by the U.S.
government, its agen
cies or instrumentalities
with dollar-weighted
average maturities of
five to ten years.

It is not possible to
invest in an index.

                               Class A      Class B      Class C       Index 1
Inception date                12-31-91     12-31-91       4-1-99          --

Average annual returns with maximum sales charge (POP)
One year                         8.52%        8.03%        8.93%      11.79%
Five years                       6.38%        6.25%          --        7.54%
Since inception                  5.44%        5.06%        4.95%         --

Cumulative total returns with maximum sales charge (POP)
One year                         8.52%        8.03%        8.93%      11.79%
Five years                      36.26%       35.40%          --       43.82%
Since inception                 64.71%       59.15%       11.03%         --

SEC 30-day yield as of May 31, 2001
                                 4.52%        3.96%        3.88%         --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 3% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-4 according to the following schedule: 3, 2, 2, 1%. No sales charge will be assessed after the fourth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index 1 and is equal to $18,920 as of May 31, 2001. The second line represents the Index 2 and is equal to $17,444 as of May 31, 2001. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund, before sales charge, and is equal to $16,983 as of May 31, 2001. The fourth line represents the same hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund, after sales charge, and is equal to $16,472 as of May 31, 2001.

                                    Class B 1    Class C 1
Inception date                     12-31-91       4-1-99
Without sales charge                $15,916      $11,218
With maximum sales charge                --      $11,106
Index 1                             $18,920      $11,434
Index 2                             $17,444      $11,352

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of May 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2001.

This schedule is divided into two main categories: U.S. government and agencies securities, and short-term investments. Short-term investments, which represent the Fund's cash position, are listed last.

                                                 INTEREST   MATURITY    PAR VALUE
ISSUER, DESCRIPTION                              RATE       DATE        (000s OMITTED)         VALUE
U.S. GOVERNMENT AND AGENCIES SECURITIES 92.75%                                          $162,581,740
(Cost $164,864,644)

Government -- U.S. 18.90%                                                                $33,135,980
United States Treasury,
  Bond                                           15.750%    11-15-01          $5,000       5,264,050
  Bond                                           11.875     11-15-03           5,000       5,846,850
  Bond                                           10.750     08-15-05           2,000       2,434,380
  Bond                                           12.000     08-15-13           8,000      11,091,280
  Bond                                            5.375     02-15-31           9,000       8,499,420

Government -- U.S. Agencies 73.85%                                                       129,445,760
Federal Home Loan Mortgage Corp.,
  15 Yr Pass Thru Ctf                             8.500     06-01-06 to        1,752       1,830,163
                                                            07-01-07
  30 Yr Adjustable Rate Mortgage                  7.875#    05-01-17              47          47,170
  30 Yr Adjustable Rate Mortgage                  8.250#    10-01-18              53          53,908
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf                             6.500     04-01-13 to       18,454      18,596,927
                                                            05-01-13
  15 Yr Pass Thru Ctf                             6.000     07-01-13 to       14,090      13,959,319
                                                            11-01-13
  15 Yr Pass Thru Ctf                             7.000     07-01-14 to       15,894      16,245,858
                                                            07-01-15
  30 Yr Adjustable Rate Mortgage                  7.364#    03-01-14 to           35          36,109
                                                            06-01-14
  30 Yr Adjustable Rate Mortgage                  7.000#    03-01-22              84          84,530
  30 Yr Adjustable Rate Mortgage                  7.190#    03-01-27              39          38,730
Federal National Mortgage Assn.,
  Note                                            5.750     04-15-03           8,750       8,934,538
  Note                                            7.100     10-18-04           2,753       2,786,119
  Note                                            6.000     05-15-08           5,000       5,057,050
  Note                                            7.125     01-15-30           7,750       8,316,680
Government National Mortgage Assn.,
  30 Yr Adjustable Rate Mortgage                  7.625#    10-20-23             480         493,802
  30 Yr Pass Thru Ctf                             6.500     10-15-28           1,644       1,634,426
  30 Yr Pass Thru Ctf                             7.000     11-15-27 to       24,958      25,310,304
                                                            02-15-31
  30 Yr Pass Thru Ctf                             7.500     06-15-30 to        8,461       8,703,583
                                                            09-15-30
  30 Yr Pass Thru Ctf                            12.000     02-15-14              22          24,519
Private Export Funding Corp.,
  Sec Note                                        6.900     01-31-03           2,500       2,588,275
  Sec Note Ser N                                  5.530     04-30-06          10,000      10,012,500
  Sec Note Ser G                                  6.670     09-15-09           4,500       4,691,250

SHORT-TERM INVESTMENTS 6.24%                                                             $10,933,000
(Cost $10,933,000)

Joint Repurchase Agreement 6.24%
Investment in a joint repurchase agreement
  transaction with Barclays Capital, Inc. --
  Dated 05-31-01, due 06-01-01 (Secured
  by U.S. Treasury Note 3.625%, due
  01-15-08)                                       4.060                       10,933      10,933,000

TOTAL INVESTMENTS 98.99%                                                                $173,514,740

OTHER ASSETS AND LIABILITIES, NET 1.01%                                                   $1,767,304

TOTAL NET ASSETS 100.00%                                                                $175,282,044


# Represents rate in effect on 5-31-01.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

May 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $175,797,644)             $173,514,740
Cash                                                          510
Receivable for shares sold                                589,284
Dividends and interest receivable                       1,524,945
Other assets                                               42,547

Total assets                                          175,672,026

LIABILITIES
Payable for shares repurchased                            170,401
Payable to affiliates                                     119,930
Other payables and accrued expenses                        99,651

Total liabilities                                         389,982

NET ASSETS
Capital paid-in                                       186,941,498
Accumulated net realized loss on investments           (9,386,752)
Net unrealized depreciation of investments             (2,282,904)
Undistributed net investment income                        10,202

Net assets                                           $175,282,044

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($144,637,481 [DIV] 15,003,149 shares)              $9.64
Class B ($28,535,991 [DIV] 2,960,019 shares)                $9.64
Class C ($2,108,572 [DIV] 218,721 shares)                   $9.64

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.64 [DIV] 97%)                                 $9.94
Class C ($9.64 [DIV] 99%)                                   $9.74

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest (including income on securities loaned of $33,701)       $12,522,313

Total investment income                                            12,522,313

EXPENSES
Investment management fee                                             681,232
Class A distribution and service fee                                  355,746
Class B distribution and service fee                                  256,859
Class C distribution and service fee                                   15,246
Transfer agent fee                                                    499,901
Custodian fee                                                          48,645
Accounting and legal services fee                                      33,109
Auditing fee                                                           32,500
Registration and filing fees                                           23,005
Printing                                                               18,277
Miscellaneous                                                          10,495
Trustees' fees                                                          9,118
Legal fees                                                              1,498

Total expenses                                                      1,985,631

Net investment income                                              10,536,682

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                    1,373,324

Change in unrealized appreciation (depreciation)
  on investments                                                    6,772,807

Net realized and unrealized gain                                    8,146,131

Increase in net assets from operations                            $18,682,813

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions paid
to shareholders
and any increase
or decrease in
money share-
holders invested
in the Fund.

                                              YEAR          YEAR
                                              ENDED         ENDED
                                            5-31-00       5-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                   $11,300,536   $10,536,682
Net realized gain (loss)                 (3,931,691)    1,373,324
Change in net unrealized
  appreciation (depreciation)            (3,891,938)    6,772,807

Increase in net assets
  resulting from operations               3,476,907    18,682,813

Distributions to shareholders
From net investment income
Class A                                  (9,306,556)   (8,970,814)
Class B                                  (1,971,610)   (1,480,854)
Class C                                     (22,370)      (82,637)
                                        (11,300,536)  (10,534,305)

From fund share transactions            (40,241,503)    2,251,527

NET ASSETS
Beginning of period                     212,947,141   164,882,009

End of period 1                        $164,882,009  $175,282,044

1 Includes undistributed net investment income of $10,435 and $10,202, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           3-31-97     5-31-97 1   5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.69       $9.37       $9.46       $9.72       $9.55       $9.18
Net investment income                                     0.67        0.11 2      0.62 2      0.59 2      0.57 2      0.60 2
Net realized and unrealized
  gain (loss) on investments                             (0.25)       0.09        0.26       (0.17)      (0.37)       0.46
Total from
  investment operations                                   0.42        0.20        0.88        0.42        0.20        1.06
Less distributions
From net investment income                               (0.66)      (0.11)      (0.62)      (0.59)      (0.57)      (0.60)
From net realized gain                                   (0.08)         --          --          --          --          --
                                                         (0.74)      (0.11)      (0.62)      (0.59)      (0.57)      (0.60)
Net asset value,
  end of period                                          $9.37       $9.46       $9.72       $9.55       $9.18       $9.64
Total return 3 (%)                                        4.56 4      2.13 4,5    9.56 4      4.33        2.22       11.83

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $22         $23        $163        $169        $138        $145
Ratio of expenses
  to average net assets (%)                               0.75        0.75 6      1.09        1.03        1.07        1.05
Ratio of adjusted expenses
  to average net assets 7 (%)                             1.12        1.92 6      1.16          --          --          --
Ratio of net investment income
  to average net assets (%)                               6.99        7.07 6      6.43        6.03        6.08        6.30
Portfolio turnover (%)                                     427          77         250 8       267         300         328

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           3-31-97     5-31-97 1   5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.69       $9.37       $9.46       $9.72       $9.55       $9.18
Net investment income                                     0.60        0.10 2      0.55 2      0.52 2      0.50 2      0.53 2
Net realized and unrealized
  gain (loss) on investments                             (0.24)       0.09        0.26       (0.17)      (0.37)       0.46
Total from
  investment operations                                   0.36        0.19        0.81        0.35        0.13        0.99
Less distributions
From net investment income                               (0.60)      (0.10)      (0.55)      (0.52)      (0.50)      (0.53)
From net realized gain                                   (0.08)         --          --          --          --          --
                                                         (0.68)      (0.10)      (0.55)      (0.52)      (0.50)      (0.53)
Net asset value,
  end of period                                          $9.37       $9.46       $9.72       $9.55       $9.18       $9.64
Total return 3 (%)                                        3.84 4      2.01 4,5    8.74 4      3.57        1.46       11.03

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $7          $6         $19         $44         $27         $28
Ratio of expenses
  to average net assets (%)                               1.43        1.50 6      1.84        1.77        1.81        1.77
Ratio of adjusted expenses
  to average net assets 7 (%)                             1.80        2.67 6      1.91          --          --          --
Ratio of net investment income
  to average net assets (%)                               6.30        6.04 6      5.66        5.30        5.34        5.59
Portfolio turnover (%)                                     427          77         250 8       267         300         328

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           5-31-99 9   5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.66       $9.55       $9.18
Net investment income 2                                   0.07        0.50        0.53
Net realized and unrealized
  gain (loss) on investments                             (0.11)      (0.37)       0.46
Total from
  investment operations                                  (0.04)       0.13        0.99
Less distributions
From net investment income                               (0.07)      (0.50)      (0.53)
Net asset value,
  end of period                                          $9.55       $9.18       $9.64
Total return 3 (%)                                       (0.38) 5     1.44       11.00

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 10       -- 10       $2
Ratio of expenses
  to average net assets (%)                               1.77 6      1.82        1.80
Ratio of net investment income
  to average net assets (%)                               5.30 6      5.33        5.42
Portfolio turnover (%)                                     267         300         328

 1 Effective 5-31-97, the fiscal year end changed from March 31 to May 31.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 Total return would have been lower had certain expenses not been reduced during the periods shown.

 5 Not annualized.

 6 Annualized.

 7 Does not take into consideration expense reductions during the periods shown.

 8 Portfolio turnover rate excludes merger activity.

 9 Class C shares began operations on 4-1-99.

10 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Intermediate Government Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount on securities

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2001, the Fund loaned securities having a market value of $56,100,000 collateralized by securities in the amount of $57,452,405.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, the fund has $8,965,971 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: May 31, 2002 -- $427,159, May 31, 2003 -- $1,950,205, May 31, 2004 -- $1,741,681, May
31, 2005 -- $528,883 and May 31, 2008 -- $4,318,043. Availability of a
certain amount of loss carry forwards which were acquired on September 22, 1995 and December 5, 1997 in mergers, may be limited in a given year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to 0.40% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2001, JH Funds received net up-front sales charges of $114,056 with regard to sales of Class A shares. Of this amount, $15,483 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $20,940 was paid as sales commissions to unrelated broker-dealers and $77,633 was paid as sales commissions to sales personnel of Signator Investors, Inc.
("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2001, JH Funds received net up-front sales charges of $31,511 with regard to sales of Class C shares. Of this amount, $29,653 was paid as sales commissions to unrelated broker-dealers and $1,858 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within four years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 3.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended May 31, 2001, CDSCs received by JH Funds amounted to $95,167 for Class B shares and $1,015 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2001, aggregated $12,505,375 and $17,048,213, respectively.
Purchases and proceeds from sales of obligations of the U.S. government, during the year ended May 31, 2001, aggregated $520,352,023 and $523,404,271, respectively.

The cost of investments owned at May 31, 2001 (including short-term investments) for federal income tax purposes was $175,797,644. Gross unrealized appreciation and depreciation of investments aggregated $944,862 and $3,227,766, respectively, resulting in net unrealized depreciation of $2,282,904.

NOTE D
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                     YEAR ENDED 5-31-00                  YEAR ENDED 5-31-01
                                SHARES           AMOUNT           SHARES             AMOUNT
CLASS A SHARES
Sold                         3,195,433      $29,781,751        4,969,076        $47,405,245
Distributions reinvested       824,709        7,669,902          785,789          7,476,711
Repurchased                 (6,670,632)     (62,107,787)      (5,781,159)       (55,056,450)
Net decrease                (2,650,490)    ($24,656,134)         (26,294)         ($174,494)

CLASS B SHARES
Sold                         2,707,694      $25,330,710        2,335,370        $22,407,289
Distributions reinvested       111,142        1,034,073           71,881            685,369
Repurchased                 (4,546,770)     (42,375,068)      (2,336,851)       (22,285,442)
Net increase (decrease)     (1,727,934)    ($16,010,285)          70,400           $807,216

CLASS C SHARES
Sold                           151,537       $1,412,098          399,239         $3,829,214
Distributions reinvested         1,963           17,867            5,574             53,345
Repurchased                   (108,181)      (1,005,049)        (234,344)        (2,263,754)
Net increase                    45,319         $424,916          170,469         $1,618,805

NET INCREASE (DECREASE)     (4,333,105)    ($40,241,503)         214,575         $2,251,527

NOTE E
Reclassification of accounts

During the year ended May 31, 2001, the Fund has reclassified amounts to reflect a decrease in net realized loss on investments of $8,939,651, a decrease in undistributed net investment income of $2,610 and a decrease in capital paid-in of $8,937,041. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective June 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund but will result in a reduction in the cost of the investments and a corresponding decrease in unrealized depreciation on investments, estimated at $1,682,650, based on securities held as of May 31, 2001.


AUDITORS'
REPORT

Report of Ernst &
Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Intermediate Government Fund of
John Hancock Bond Trust,

We have audited the accompanying statement of assets and liabilities of the John Hancock Intermediate Government Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Intermediate Government Fund of the John Hancock Bond Trust at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 9, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended May 31, 2001.

All of the dividends paid for the fiscal year are taxable as ordianry income. None of the dividends qualify for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January of 2002. This will reflect the tax character of all distributions for calendar year 2001.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Intermediate Government Fund

5500A  5/01
       7/01






John Hancock
Government
Income Fund

ANNUAL REPORT

5.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25

Dear Fellow Shareholders,

The stock market had a rough start to 2001, as last year's downward spiral continued, due to growing concern over the slowing economy and a parade of disappointing earnings announcements. But as the Federal Reserve aggressively attacked the slowdown with five interest-rate cuts between January and May, the market began to rebound in April on the belief that the worst might be over. Bonds wound up outperforming stocks, producing mostly positive returns, while the Standard & Poor's 500 Index returned -4% through May. Bonds were the beneficiaries of both the rate cuts and investors' search for safety. Even with the spring upturn, the market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
current income,
consistent with
preservation of cap
ital, by investing
primarily in U.S.
government and
agency
securities.

Over the last twelve months

* Economic growth slowed and remained weak.

* The Federal Reserve cut overnight interest rates five times, down to 4%.

* Bonds rallied, led by sectors with a yield advantage.

[Bar chart with heading "John Hancock Government Income Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2001." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 12.26% total return for Class A. The second bar represents the 11.44% total return for Class B. The third bar represents the 11.42% total return for Class C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]

Top holdings

35.8%   Government National Mortgage Assn.
21.4%   Federal National Mortgage Assn.
18.5%   United States Treasury
 8.9%   Federal Home Loan Mortgage Corp.
 4.2%   Hydro-Quebec
 2.9%   International Bank for Reconstruction and Development
 2.1%   Small Business Administration
 1.8%   Private Export Funding Corp.
 1.2%   United Mexican States
 0.3%   Argentina, Republic of

As a percentage of net assets on May 31, 2001.



BY BARRY H. EVANS, CFA, AND DAWN M. BAILLIE, PORTFOLIO MANAGERS

John Hancock
Government
Income Fund

MANAGERS'
REPORT

Government bonds hit on all cylinders during the year ended May 31, 2001. To start, a severe downdraft in the stock market propelled investors toward safer havens, benefiting high-quality bonds. Then the Federal Reserve's proactive stance in managing the economy gave bond investors confidence that inflation would not be a problem. Last summer and early fall, there were modest indications that the economy was beginning to slow, enabling the Fed to hold overnight interest rates at 6.5%. Bond yields started to decline in anticipation of a full-blown slowdown that would cause the Fed to lower interest rates. As yields fell, bond prices rose. In November, third-quarter gross domestic product -- a measure of the economy's output -- finally showed that a dramatic economic slowdown was under way. The Federal Reserve moved quickly, cutting short-term interest rates shortly after the New Year to revive economic growth and avert a recession. Bond prices rose as subsequent cuts sharply lowered overnight interest rates to 4%. Despite the Fed's aggressive actions, the economy remained weak, with capital spending slowing and unemployment rising in the manufacturing sector.

"Government bonds
 hit on all cylinders
 during the year ended
 May 31, 2001."

BEST BOND SECTORS

Bonds with a yield advantage over Treasuries turned in the best results for the period. In the government sector, mortgage bonds as well as non-mortgage bonds issued by U.S. government agencies like the Government National Mortgage Association and the Federal National Mortgage Association were top performers. Both benefited from the incremental yields they offer to compensate investors for taking on a small amount of credit risk -- or the risk that the issuer could default on making income payments to bondholders. Yields on mortgage and agency bonds rose early in the period as investors anticipated a slower economy and greater credit risk. Later, as short-term interest rates fell, mortgage and agency bonds benefited because more investors began chasing after their higher yields. The Lehman Brothers Agency Index returned 13.61% for the year ended May 31, 2001, slightly ahead of the 13.42% for the Lehman Brothers Mortgage Backed Securities Fixed Rate Index. Not far behind was the 11.09% return reported for the Lehman Brothers Treasury Index. Government bonds far outperformed stocks, which posted a --10.55% return for the period, as measured by the Standard & Poor's 500 Index.

[A photo of Team leader Barry Evans flush right next to first paragraph.]

PERFORMANCE SCORECARD

John Hancock Government Income Fund's high stake in bonds with a yield advantage over Treasuries helped the Fund's Class A, Class B and Class C shares return 12.26%, 11.44% and 11.42%, respectively, at net asset value for the year ended May 31, 2001. By comparison, the average general U.S. government fund returned 11.30% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

"Bonds with a yield
 advantage over Treasuries
 turned in the best results for
 the period."

YIELD ADVANTAGE

The Fund had an above-average stake -- as much as 78% of its assets -- in bonds with higher yields than Treasuries. Our biggest focus was on mortgage bonds, where we favored issues with current coupons (or stated interest rates) between 6.5% and 7%. We targeted this area because there was less risk that the underlying mortgages would be paid off early as homeowners sought to refinance at lower rates. Within the mortgage sector, we sold mortgage bonds with coupons lower than prevailing rates so we could collect the added yield on current coupon issues. The Fund slightly reduced its stake in U.S. government agencies, taking profits during the second half. However, we kept our 9% stake in foreign bonds, such as Canadian provincial debt.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is U.S. agencies 70%, the second is U.S. government 19%, the third Utilities 4%, the fourth Banks-foreign 3%, and the fifth Foreign governments 2%.]

SHORTER-MATURITY TREASURIES

We reinvested the proceeds from our agency sales in Treasuries with two- and three-year maturities. Earlier in the period, the Fund had favored 20- and 30-year Treasuries. They did well in 2000 as the government began buying back long-term debt with high coupons. Late last year, however, we began shortening the maturity on our Treasury investments to prepare for lower interest rates. Typically, bonds with maturities of 10 years or less respond quickly to Fed interest-rate cuts. Treasuries with 20- and 30-year maturities are not as responsive because they also depend on the long-term inflation outlook. We expected long-term bond prices to soften as lower interest rates raised long-term inflation expectations, and proposed tax cuts curtailed the buyback program.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of May 31, 2001." The chart is divided into four sections (from top to left): Government bonds 89%, Foreign corporate bonds 7%, Foreign government bonds 2% and Short-term investments 2%.]

"...our strategy will be to keep
 the Fund heavily slanted
 toward bonds
 with a yield advantage
 over Treasuries."

STABLE INTEREST RATES AHEAD

Bond yields, which usually anticipate the Fed's moves, suggest that we could see one or two more interest-rate cuts totaling one-half a percentage point. If that were to happen, it would indicate that a recession is unlikely -- and that most of the interest-rate cuts are behind us. We believe it will be hard to make money on pure interest-rate risk (or owning Treasuries), so our strategy will be to keep the Fund heavily slanted toward bonds with a yield advantage over Treasuries. Over the next year, we may even increase our stake in mortgages and governmental agencies, which should benefit as investors continue to seek higher yields than they can find on money-market funds or certificates of deposit. How we proceed will depend in large part on how the economy unfolds. We expect continued weakness this summer, causing investors to stay with safe-haven investments like bonds. The stock market, which usually leads the economy's rebound by as much as six or seven months, appears to have bottomed earlier this spring. It suggests that by the fourth quarter, interest rates could have stabilized and an economic recovery could be underway.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period
ended May 31, 2001.

The index used for
comparison is the
Lehman Brothers
Government Bond
Index, an unman
aged index of
fixed-income securi
ties that are similar,
but not identical, to
the bonds in the
Fund's portfolio.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                9-30-94      2-23-88       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         7.26%        6.44%        9.27%       11.79%
Five years                       6.12%        5.99%          --         7.54%
Ten years                          --         6.23%          --         7.72%
Since inception                  6.64%          --         4.63%          --

Cumulative total returns with maximum sales charge (POP)
One year                         7.26%        6.44%        9.27%       11.79%
Five years                      34.57%       33.75%          --        43.82%
Ten years                          --        82.98%          --       110.41%
Since inception                 53.47%          --        10.29%          --

SEC 30-day yield as of May 31, 2001
                                 5.14%        4.63%        4.58%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Government Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $21,041 as of May 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government
Income Fund, before sales charge, and is equal to $18,299 as of May 31, 2001.

                                    Class A      Class C 1
Inception date                      9-30-94       4-1-99
Without sales charge                $16,077      $11,138
With maximum sales charge           $15,348      $11,026
Index                               $16,559      $11,434

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of May 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2001.

This schedule is divided into three main categories: U.S. government and agencies securities, foreign government bonds and short-term investments. Short-term investments, which represent the Fund's cash position, are listed last.

                                                 INTEREST   MATURITY    PAR VALUE
ISSUER, DESCRIPTION                              RATE       DATE        (000s OMITTED)         VALUE
U.S. GOVERNMENT AND AGENCIES SECURITIES 88.52%                                          $545,129,919
(Cost $542,174,600)

Government -- U.S. 18.51%                                                               $114,003,860
United States Treasury,
  Bond                                           15.750%    11-15-01       $20,500        21,582,605
  Bond                                           11.875     11-15-03         7,000         8,185,590
  Bond                                           12.000     08-15-13         8,500        11,784,485
  Bond                                            9.250     02-15-16        14,000        18,716,180
  Bond                                            8.125     08-15-19        13,000        16,178,890
  Bond                                            5.375     02-15-31        29,500        27,859,210
  Note                                            5.000     02-15-11        10,000         9,696,900

Government -- U.S. Agencies 70.01%                                                       431,126,059
Federal Home Loan Mortgage Corp.,
  15 Yr Pass Thru Ctf                            10.500     02-01-03            23            23,752
  30 Yr Pass Thru Ctf                             9.500     08-01-16         3,850         4,103,805
  CMO REMIC 1094-K                                7.000     06-15-21           846           854,040
  CMO REMIC 1603-K                                6.500     10-15-23         5,000         4,848,400
  CMO REMIC 1608-L                                6.500     09-15-23        12,000        11,640,000
  CMO REMIC 1617-PM                               6.500     11-15-23        10,000         9,850,000
  CMO REMIC 1634-PN                               4.500     12-15-23        10,575         8,724,375
  CMO REMIC 1667-PE                               6.000     03-15-08         9,540         9,644,399
  CMO REMIC 1727-I                                6.500     05-15-24         5,000         4,920,300
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf                             9.000     02-01-10         1,399         1,457,017
  15 Yr Pass Thru Ctf                             6.500     05-01-13        10,641        10,723,203
  15 Yr Pass Thru Ctf                             6.000     09-01-13 to     50,836        50,362,695
                                                            05-01-16
  15 Yr Pass Thru Ctf                             7.500     09-01-14         4,033         4,156,386
  30 Yr Pass Thru Ctf                             8.500     09-01-24 to      3,377         3,619,597
                                                            10-01-24
  CMO REMIC 1990-51-H                             7.500     05-25-20            67            69,126
  CMO REMIC 1990-58-J                             7.000     05-25-20         2,079         2,111,727
  CMO REMIC 1990-94-D                             6.500     08-25-20           429           434,066
  CMO REMIC 1991-56-M                             6.750     06-25-21         1,517         1,536,418
  CMO REMIC 1993-225-TK                           6.500     12-25-23         5,032         4,948,620
  CMO REMIC 1994-60-PJ                            7.000     04-25-24         6,100         6,161,000
  CMO REMIC 1994-75-K                             7.000     04-25-24         3,100         3,125,172
  CMO REMIC 1996-28-PK                            6.500     07-25-25         7,589         7,352,134
  CMO REMIC G-8-E                                 9.000     04-25-21         1,811         1,930,262
  Note                                            6.625     01-15-02         3,000         3,048,750
  Note                                            7.125     01-15-30        28,750        30,852,200
Government National Mortgage Assn.,
  30 Yr Adj Rate Mortgage                         6.375#    03-20-23         4,566         4,641,167
  30 Yr Adj Rate Mortgage                         7.625#    10-20-22 to      5,616         5,776,979
                                                            10-20-23
  30 Yr Pass Thru Ctf                             6.000     12-15-28 to     35,426        34,490,435
                                                            03-15-29
  30 Yr Pass Thru Ctf                             6.500     02-15-27 to     70,499        70,118,099
                                                            04-15-31
  30 Yr Pass Thru Ctf                             7.000     01-15-28 to     82,071        83,216,040
                                                            02-15-31
  30 Yr Pass Thru Ctf                             7.500     06-15-23 to     13,113        13,550,280
                                                            02-15-26
  30 Yr Pass Thru Ctf                             8.000     09-15-23 to      5,335         5,580,639
                                                            01-15-23
  30 Yr Pass Thru Ctf                            11.000     01-15-14 to      2,602         2,893,989
                                                            12-15-15
Private Export Funding Corp.,
  Sec Note Ser G                                  6.670     09-15-09         6,000         6,255,000
  Sec Note Ser O                                  6.070     04-30-11         5,000         4,993,750
Small Business Administration,
  Pass Thru Ctf Ser 97-B                          7.100     02-01-17         3,899         3,998,030
  Pass Thru Ctf Ser 97-D                          7.500     04-01-17         3,919         4,086,341
  Pass Thru Ctf Ser 97-E                          7.300     05-01-17         4,861         5,027,866

FOREIGN GOVERNMENT BONDS 8.67%                                                           $53,375,825
(Cost $51,778,567)

U.S. Dollar-Denominated Foreign
   Government Bonds 8.67%                                                                $53,375,825
Argentina, Republic of,
  Floating Rate Bond Ser FRB                      5.563%#   03-31-05         2,400         2,089,200
Hydro-Quebec,
  Gtd Deb Ser FU                                 11.750     02-01-12        10,000        13,862,500
  Gtd Deb Ser IF                                  8.000     02-01-13        10,750        11,905,625
International Bank for Reconstruction
  and Development,
  Deb                                             8.625     10-15-16        15,000        17,925,000
United Mexican States,
  Bond                                            9.875     01-15-07         5,000         5,417,500
  Note                                            9.875     02-01-10         2,000         2,176,000

SHORT-TERM INVESTMENTS 1.84%                                                             $11,342,000
(Cost $11,342,000)

Master Repurchase Agreement 1.84%
Investment in a joint repurchase agreement
  transaction with Barclays Capital, Inc. --
  Dated 05-31-01, due 06-01-01 (Secured
  by U.S. Treasury Note, 3.625%, due 01-15-08)    4.060%                   $11,342        11,342,000

TOTAL INVESTMENTS 99.03%                                                                $609,847,744

OTHER ASSETS AND LIABILITIES, NET 0.97%                                                   $5,946,549

TOTAL NET ASSETS 100.00%                                                                $615,794,293


# Represents rate in effect on 5-31-01.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

May 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find the
net asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $605,295,167)      $609,847,744
Cash                                                   449
Receivable for investments sold                    522,565
Receivable for shares sold                         182,117
Interest receivable                              6,188,525
Other assets                                       262,878

Total assets                                   617,004,278

LIABILITIES
Payable for shares repurchased                     217,406
Dividends payable                                   30,629
Payable to affiliates                              514,449
Other payables and accrued expenses                447,501

Total liabilities                                1,209,985

NET ASSETS
Capital paid-in                                764,823,251
Accumulated net realized loss on investments  (153,481,330)
Net unrealized appreciation of investments       4,552,577
Distributions in excess of
net investment income                             (100,205)

Net assets                                    $615,794,293

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($520,621,837 [DIV] 57,447,874 shares)       $9.06
Class B ($92,775,311 [DIV] 10,237,266 shares)        $9.06
Class C ($2,397,145 [DIV] 264,512 shares)            $9.06

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($9.06 [DIV] 95.5%)                         $9.49
Class C ($9.06 [DIV] 99%)                            $9.15

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (including income on securities loaned of $45,794)       $44,166,992

Total investment income                                            44,166,992

EXPENSES
Investment management fee                                           3,879,602
Class A distribution and service fee                                1,288,072
Class B distribution and service fee                                  988,612
Class C distribution and service fee                                   13,191
Transfer agent fee                                                  1,233,984
Custodian fee                                                         138,207
Accounting and legal services fee                                     120,005
Auditing fee                                                           38,000
Registration and filing fees                                           34,422
Trustees' fees                                                         32,957
Printing                                                               28,520
Miscellaneous                                                          21,383
Legal fees                                                              5,462

Total expenses                                                      7,822,417
Less expense reduction                                               (792,432)

Net expenses                                                        7,029,985

Net investment income                                              37,137,007

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (6,875,991)
Financial futures contracts                                        (1,040,824)
Change in unrealized appreciation on
Investments                                                        41,084,586
Financial futures contracts                                            99,230

Net realized and unrealized gain                                   33,267,001

Increase in net assets from operations                            $70,404,008

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions paid to
shareholders and
any increase or
decrease in money
shareholders
invested in the
Fund.

                                                      YEAR              YEAR
                                                     ENDED             ENDED
                                                   5-31-00           5-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $42,804,279       $37,137,007

Net realized loss                              (15,602,514)       (7,916,814)
Change in net unrealized
  appreciation (depreciation)                  (20,478,730)       41,183,815

Increase in net assets
  from operations                                6,723,035        70,404,008

Distributions to shareholders
From net investment income
Class A                                        (34,151,452)      (31,609,198)
Class B                                         (8,618,052)       (5,457,893)
Class C                                            (34,775)          (69,916)
                                               (42,804,279)      (37,137,007)

From fund share transactions                  (128,059,900)      (35,449,328)

NET ASSETS
Beginning of period                            782,117,764       617,976,620

End of period 1                               $617,976,620      $615,794,293

1 Includes distributions in excess of net investment income of $104,348 and $100,205, respectively.

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                10-31-96     5-31-97 1   5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.32       $9.07       $8.93       $9.25       $9.02       $8.58
Net investment income 2                         0.65        0.37        0.62        0.57        0.55        0.55
Net realized and unrealized
  gain (loss) on investments                   (0.25)      (0.14)       0.32       (0.23)      (0.44)       0.48
Total from investment
  operations                                    0.40        0.23        0.94        0.34        0.11        1.03
Less distributions
From net investment income                     (0.65)      (0.37)      (0.62)      (0.57)      (0.55)      (0.55)
Net asset value,
  end of period                                $9.07       $8.93       $9.25       $9.02       $8.58       $9.06
Total return 3 (%)                              4.49        2.57 4     10.82        3.64 5      1.38 5     12.26 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $396        $360        $340        $585        $505        $521
Ratio of expenses
  to average net assets (%)                     1.17        1.13 6      1.10        1.05        1.05        1.02
Ratio of adjusted expenses
  to average net assets 7 (%)                     --          --          --        1.10        1.18        1.15
Ratio of net investment income
  to average net assets (%)                     7.10        7.06 6      6.79        6.08        6.31        6.13
Portfolio turnover (%)                           106         129         106         161 8       106          68

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                10-31-96     5-31-97 1   5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.32       $9.08       $8.93       $9.25       $9.02       $8.58
Net investment income 2                         0.58        0.33        0.55        0.50        0.49        0.48
Net realized and unrealized
  gain (loss) on investments                   (0.24)      (0.15)       0.32       (0.23)      (0.44)       0.48
Total from investment
  operations                                    0.34        0.18        0.87        0.27        0.05        0.96
Less distributions
From net investment income                     (0.58)      (0.33)      (0.55)      (0.50)      (0.49)      (0.48)
Net asset value,
  end of period                                $9.08       $8.93       $9.25       $9.02       $8.58       $9.06
Total return 3 (%)                              3.84        2.02 4     10.01        2.92 5      0.64 5     11.44 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $178        $153        $118        $197        $113         $93
Ratio of expenses
  to average net assets (%)                     1.90        1.86 6      1.85        1.74        1.78        1.75
Ratio of adjusted expenses to
  average net assets 7 (%)                        --          --          --        1.79        1.91        1.88
Ratio of net investment income
  to average net assets (%)                     6.37        6.32 6      6.05        5.39        5.58        5.41
Portfolio turnover (%)                           106         129         106         161 8       106          68


See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                 5-31-99 9   5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.15       $9.02       $8.58
Net investment income 2                         0.07        0.49        0.48
Net realized and unrealized
  gain (loss) on investments                   (0.13)      (0.44)       0.48
Total from investment
  operations                                   (0.06)       0.05        0.96
Less distributions
From net investment income                     (0.07)      (0.49)      (0.48)
Net asset value,
  end of period                                $9.02       $8.58       $9.06
Total return 3,5 (%)                           (0.65) 4     0.61       11.42

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                   -- 10       -- 10       $2
Ratio of expenses
  to average net assets (%)                     1.80 6      1.80        1.77
Ratio of adjusted expenses to
  average net assets 7 (%)                      1.85 6      1.93        1.90
Ratio of net investment income
  to average net assets (%)                     5.33 6      5.56        5.30
Portfolio turnover (%)                           161 8       106          68

 1 Effective 5-31-97, the fiscal year end changed from October 31 to May 31.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 Not annualized.

 5 Total return would have been lower had certain expenses not been reduced during the periods shown.

 6 Annualized.

 7 Does not take into consideration expense reductions during the periods shown.

 8 Portfolio turnover excludes merger activity.

 9 Class C shares began operations on 4-1-99.

10 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Government Income Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount on securities

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2001, the Fund loaned securities having a market value of $151,700,000, collateralized by securities in the amount of $155,067,796.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had no open financial futures contracts at May 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $150,292,937 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: May 31, 2002 -- $80,627,702, May 31, 2003 -- $34,312,457, May 31, 2004 -- $5,561,263,
May 31, 2005 -- $4,339,751, May 31, 2008 -- $12,181,718 and May 31, 2009
-- 13,270,046. Availability of a certain amount of these loss carryforwards which were acquired on September 15, 1995 and December 4, 1998 in mergers, may be limited in a given year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000, and (c) 0.60% of the Fund's average daily net assets value in excess of $500,000,000. The Adviser has agreed to limit the management fee to 0.50% of the Fund's average daily net assets, at least until September 30, 2001. Accordingly, the reduction in the management fee amounted to $792,432 for the year ended May 31, 2001.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2001, JH Funds received net up-front sales charges of $223,336 with regard to sales of Class A shares. Of this amount, $24,488 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $92,058 was paid as sales commissions to unrelated broker-dealers and $106,790 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2001, JH Funds received net up-front sales charges of $23,585 with regard to sales of Class C shares. Of this amount, $20,490 was paid as sales commissions to unrelated broker-dealers and $3,095 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended May 31, 2001, CDSCs received by JH Funds amounted to $240,108 for Class B shares and $7,771 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and short-term securities, during the year ended May 31, 2001, aggregated $275,416,539 and $224,065,840, respectively.
The cost of investments owned at May 31, 2001 (including short-term investments) for federal income tax purposes was $605,348,792. Gross unrealized appreciation and depreciation of investments aggregated $10,926,762 and $6,427,810, respectively, resulting in net unrealized appreciation of $4,498,952.

NOTE D
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                     YEAR ENDED 5-31-00                  YEAR ENDED 5-31-01
                                SHARES           AMOUNT           SHARES             AMOUNT
CLASS A SHARES
Sold                         9,423,996      $82,549,698       10,015,292        $89,849,562
Distributions reinvested     2,584,365       22,530,705        2,326,892         20,834,500
Repurchased               (18,017,087)     (157,479,548)     (13,719,648)      (122,380,669)
Net decrease               (6,008,726)     ($52,399,145)      (1,377,464)      ($11,696,607)

CLASS B SHARES
Sold                        3,923,014       $34,405,070        4,047,538        $36,645,078
Distributions reinvested      523,006         4,563,276          320,909          2,873,390
Repurchased               (13,166,748)     (115,050,325)      (7,290,129)       (65,272,367)
Net decrease               (8,720,728)     ($76,081,979)      (2,921,682)      ($25,753,899)

CLASS C SHARES
Sold                        3,336,028        $28,852,151       2,306,228        $20,220,362
Distributions reinvested        1,197             10,383           5,303             47,842
Repurchased                (3,291,125)       (28,441,310)     (2,094,129)       (18,267,026)
Net increase                   46,100           $421,224         217,402         $2,001,178

NET DECREASE              (14,683,354)     ($128,059,900)     (4,081,744)      ($35,449,328)


NOTE E
Reclassification of accounts

During the year ended May 31, 2001, the Fund has reclassified amounts to reflect an decrease in accumulated net realized loss on investments of $39,208, a decrease in distributions in excess of net investment income of $4,143 and a decrease in capital paid-in of $43,351. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income
(loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective June 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund but will result in a reduction in the cost of the investments and a corresponding increase in unrealized appreciation on investments, estimated at $2,396,887 based on securities held as of May 31, 2001.


AUDITORS'
REPORT

Report of
Ernst & Young
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Government Income Fund of
John Hancock Bond Trust

John Hancock Government Income Fund of John Hancock Bond Trust,
We have audited the accompanying statement of assets and liabilities of the John Hancock Government Income Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Government Income Fund of the John Hancock Bond Trust at May 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 9, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during the fiscal year ended May 31, 2001.

None of the 2001 dividends qualify for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Government Income Fund.

5600A  5/01
       7/01






John Hancock
High Yield
Bond Fund

ANNUAL REPORT

5.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

For your information
page 37


Dear Fellow Shareholders,

The stock market had a rough start to 2001, as last year's downward spiral continued, due to growing concern over the slowing economy and a parade of disappointing earnings announcements. But as the Federal Reserve aggressively attacked the slowdown with five interest-rate cuts between January and May, the market began to rebound in April on the belief that the worst might be over. Bonds wound up outperforming stocks, producing mostly positive returns, while the Standard & Poor's 500 Index returned -4% through May. Bonds were the beneficiaries of both the rate cuts and investors' search for safety. Even with the spring upturn, the market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks to
maximize current
income without
assuming undue
risk, with capital
appreciation as a
secondary goal.
The Fund invests
primarily in U.S.
and foreign high-
yield bonds rated
BBB/Baa or lower
and their unrated
equivalents.


Over the last twelve months

* The economy slowed and the stock market produced negative results.

* High-yield bonds outperformed stocks, but produced mixed results, with higher-quality issues far surpassing lower-quality ones.

* The Fund significantly cut its stake in telecommunications companies and boosted its energy stake.


[Bar chart with heading "John Hancock High Yield Bond Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2001." The chart is scaled in increments of 1% with -3% at the bottom and 0% at the top. The first bar represents the -1.82% total return for Class A. The second bar represents the -2.51% total return for Class B. The third bar represents the -2.57% total return for Class
C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]


Top 10 issuers

 5.4%   Key Energy Services
 2.8%   Nextel Communications, Inc.
 2.7%   Grey Wolf
 2.4%   Northwest Airlines
 1.8%   Allied Waste North America
 1.8%   P&L Coal Holdings
 1.4%   AMR Corp.
 1.4%   Smurfit-Stone Container, Corp., 7.00%, Ser A
 1.4%   Freeport-McMoRan Copper & Gold
 1.4%   Grupo Industrial Durango

As a percentage of net assets on May 31, 2001.



BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
JANET L. CLAY, CFA, AND FREDERICK L. CAVANAUGH, JR., PORTFOLIO MANAGERS

John Hancock
High Yield Bond Fund

MANAGERS'
REPORT

During the year ended May 31, 2001, high-yield bonds struggled in choppy market conditions. A dramatically slowing economy prompted a slew of earnings disappointments and sent the stock market into a tailspin. Investors fled the once-favored technology and telecommunications sectors and sought safety in more defensive areas like energy, health care and high-quality bonds. These bonds were also boosted by five interest-rate cuts by the Federal Reserve that brought short-term rates down from 6.5% a year ago to 4.0% by the end of May.

"...there was great
 disparity between
 better-quality high-
 yield bonds...and lower-
 quality junk bonds
 with higher yields..."

High-yield, or junk, bonds had a rougher road than government and high-quality corporate bonds, however. Not only do high-yield bonds carry a greater degree of risk because of their below-investment-grade credit ratings, but they also tend to move more in line with the stock market because their fortunes are so closely tied to their underlying credits. With the deteriorating economic conditions, the number of companies defaulting on their debt payments grew and investors turned to higher-quality issues. Except for a brief period in January after the Fed's first rate cut, many start-up telecommunications companies -- which make up the largest component of the high-yield market -- were particularly hard hit, as they increasingly were unable to get funding for the next phases of their business plans. On a technical level, a lack of liquidity, or ease of trading, also continued to stymie the high-yield universe.

Outside of telecom, there were some high-yield bright spots over the last few months, and, as a group, high-yield bonds still outperformed the stock market, returning 3.97% for the year ended May 31, 2001, as measured by the Lehman Brothers High Yield Bond Index. But there was great disparity between better-quality high-yield bonds rated Ba, which returned 14.74%, and lower-quality junk bonds with higher yields, such as bonds rated B, which returned -0.30%, and Caa bonds, which returned -7.30%, as measured by Lehman Brothers.

[A photo of Team leader Arthur Calavritinos flush right next to first paragraph.]

FUND PERFORMANCE REVIEW

For the year ended May 31, 2001, John Hancock High Yield Bond Fund's Class A, Class B and Class C shares posted total returns of -1.82%, -2.51% and -2.57%, respectively, at net asset value. That compared with the -1.00% return of the average high current yield fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"We are more wary about
 other telecom names, and
 throughout the year we
 cut our stake..."

One of the main detractors to our performance was our significant stake in Asia Pulp & Paper (APP), which recently filed for bankruptcy protection and is in the process of restructuring its debt. APP's main mistake was focusing too much on expanding capacity and not enough on paying down debt. But it remains a very low-cost paper producer with world-class assets, and we intend to hold on until a plan is worked out.

With our focus on high current income, we tend to invest more of our assets in lower-quality, higher-yielding securities, where we believe the benefits are worth the added risk. That strategy didn't help our total-return performance this year, as the prices of lower-quality high-yield bonds were the most affected by this year's volatile market.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Oil & gas 16%, the second is Transportation 12%, the third Media 11%, the fourth Telecommunications 7%, and the fifth Leisure 5%.]

TELECOMMUNICATIONS CUT

Our stake in telecommunications company Nextel Communications -- one of our top holdings -- also detracted from performance this year when, after holding in longer than most, it finally was taken down by the market after lowering its cash-flow estimates. But we still like the company, which actually has a business that makes money, with a franchise and national brand name recognition. We are more wary about other telecom names, and throughout the year we cut our stake to a significantly underweighted 7% position, down from 20% a year ago. We continue to believe that the sector still faces challenges until demand catches up with the current oversupply of telecom goods and services. Our telecom underweighting held back our relative performance this year because we missed the January rally, but it has served us well since then.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of May 31, 2001." The chart is divided into seven sections (from top to left): Corporate bonds 55%, Foreign corporate bonds 19%, Domestic common stock 11%, Short-term investments & other 6%, Preferred stock 5%, Foreign government bonds 3% and U.S. government bonds 1%.]

ENERGY, MEDIA, EMERGING MARKETS

This year we increased our weighting in energy companies, and that served us well as the price of oil and gas spiked and exploration and development expanded. We had several companies get taken over, including Gothic Production. A number of energy companies have been so successful that they have called back their higher-yielding bonds that we owned and reissued lower-yielding bonds. To the extent that our energy bonds get called, we are reducing our stake in the sector in search of higher-yielding bonds.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Asia Pulp & Paper followed by a down arrow with the phrase "Files for bankruptcy protection." The second listing is Grey Wolf followed by an up arrow with the phrase "Drilling rates and utilization rise." The third listing is Nextel Communications followed by a down arrow with the phrase "Slowing business demand prompts downward revision in cash flow estimates."]

"As long as the economy
 remains weak, we
 anticipate further action
 by the Fed..."

We upped our media exposure by buying the stock and bonds of direct satellite TV company Pegasus Communications, which we believe is undervalued compared with its competitors. We also increased our stake in emerging-market bonds, particularly in Latin America, as this region has bounced back better than others and we see attractive risk/reward characteristics there.

OUTLOOK

We expect pressures to remain on the telecommunications sector, with the potential for more failures ahead. As long as the economy remains weak, we anticipate further action by the Fed, which should help spark an economic rebound, but not until sometime next year. We will keep underweighted in telecom, selectively focusing on companies we believe have the best chances of survival, and continue to apply our value style toward maintaining a portfolio that provides shareholders with a high level of current income and the potential for price gains.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
May 31, 2001.

The index used for
comparison is the
Lehman Brothers
High Yield Bond
Index, an unmanaged
index of fixed-income
securities that are simi-
lar, but not identical, to
the bonds in the Fund's
portfolio.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                6-30-93     10-26-87       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                        -6.29%       -6.87%       -4.42%        3.97%
Five years                       3.00%        2.93%          --         5.14%
Ten years                          --         7.39%          --         9.37%
Since inception                  4.73%          --        -5.38%          --

Cumulative total returns with maximum sales charge (POP)
One year                        -6.29%       -6.87%       -4.42%        3.97%
Five years                      15.90%       15.54%          --        28.48%
Ten years                          --       104.08%          --       144.79%
Since inception                 44.20%          --       -15.68%          --

SEC 30-day yield as of May 31, 2001
                                11.60%       11.39%       11.27%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers High Yield Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $24,479 as of May 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund, before sales charge, and is equal to $20,414 as of May 31, 2001.

                                    Class A      Class C 1
Inception date                      6-30-93       5-1-98
Without sales charge                $15,098       $8,521
With maximum sales charge           $14,421       $8,436
Index                               $16,474      $10,118

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of May 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2001.

This schedule is divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry group. Under each industry group is a list of bonds owned by the Fund. Short-term investments, which represent the Fund's cash position, are listed last.



ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
BONDS 78.24%                                                                                             $656,517,096
(Cost $882,216,108)

Aerospace 0.08%                                                                                              $671,250
Compass Aerospace Corp.,
  Gtd Sr Sub Note Ser D 04-15-05 (B)                                 10.125%     C             $4,475         671,250

Agricultural Operations 0.17%                                                                               1,439,500
Iowa Select Farms L.P./ISF Finance, Inc.,
  Jr Sec Note 12-01-06 (R)                                           10.750      Ca             2,879       1,439,500

Automobile / Trucks 1.70%                                                                                  14,280,050
AM General Corp.,
  Sr Note Ser B 05-01-02                                             12.875      B              6,335       6,208,300
J.B. Poindexter & Co., Inc.,
  Sr Note 05-15-04                                                   12.500      B              9,725       8,071,750

Banks -- United States 1.39%                                                                               11,663,981
Colonial Bank,
  Sub Note 06-01-11                                                   9.375      BBB-           6,950       7,049,663
CSBI Capital Trust I,
  Gtd Sub Cap Inc Ser A 06-06-27                                     11.750      B-             3,890       4,614,318

Building 0.80%                                                                                              6,746,500
Amatek Industries Property Ltd.,
  Sr Sub Note (Australia) 02-15-08 (Y)                               12.000      B              4,975       3,681,500
Meritage Corp.,
  Sr Note 06-01-11 (R)                                                9.750      B              1,000       1,017,500
WCI Communities, Inc.,
  Sr Sub Note 02-15-11 (R)                                           10.625      B              1,950       2,047,500

Business Services -- Misc. 0.68%                                                                            5,716,000
AP Holdings, Inc.,
  Sr Disc Note, Step Coupon (11.25%, 03-15-03)
  03-15-08 (A)                                                         Zero      CCC+           1,800         126,000
COMFORCE Operating, Inc.,
  Sr Note Ser B 12-01-07                                             12.000%     B-             3,000       2,370,000
MSX International, Inc.,
  Gtd Sr Sub Note 01-15-08                                           11.375      B              3,500       3,220,000

Chemicals 3.06%                                                                                            25,669,275
American Pacific Corp.,
  Sr Note 03-01-05                                                    9.250      BB-            2,970       2,999,700
Applied Extrusions Technologies, Inc.,
  Sr Note Ser B 04-01-02                                             11.500      B              2,975       2,870,875
Huntsman ICI Chemicals LLC,
  Sr Sub Note 07-01-09                                               10.125      B              2,900       2,972,500
Huntsman ICI Holdings LLC,
  Sr Disc Note 12-31-09                                                Zero      B+            14,020       4,346,200
OPP Petroquimica S.A.,
  Bond (Brazil) 10-29-04 (R) (Y)                                     11.000      B+             2,000       1,980,000
Trikem S.A.,
  Bond (Brazil) 07-24-07 (R) (Y)                                     10.625      B+            14,000      10,500,000

Computers 0.05%                                                                                               441,015
Interact Operating Co.,
  Sr Note 08-01-03                                                   14.000      CCC            3,675         441,015

Consumer Products -- Misc. 0.14%                                                                            1,141,000
Diamond Brands Operating Corp.,
  Sr Sub Note 04-15-08 (B)                                           10.125      D              5,000         700,000
Indesco International, Inc.,
  Sr Sub Note 04-15-08 (B)                                            9.750      D              4,900         441,000

Containers 3.03%                                                                                           25,421,447
Gaylord Container Corp.,
  Sr Note Ser B 06-15-07                                              9.375      B-             2,985       2,059,650
  Sr Sub Note Ser B 02-15-08                                          9.875      CCC+          13,400       4,422,000
Kappa Beheer B.V.,
  Sr Sub Bond (Netherlands) 07-15-09 (Y)                             10.625      B              3,175       3,373,437
  Sr Sub Bond, Step Coupon (12.50%, 07-15-04)
  (Netherlands) 07-15-09 (A) (E)                                       Zero      B              4,400       2,855,760
Riverwood International Corp.,
  Gtd Sr Sub Note 04-01-08                                           10.875      CCC+           8,980       8,710,600
Vicap S.A. de C.V.,
  Gtd Sr Note (Mexico) 05-15-07 (Y)                                  11.375      B+             5,000       4,000,000

Cosmetics & Personal Care 0.04%                                                                               317,500
Global Health Sciences, Inc.,
  Gtd Sr Note 05-01-08 (B)                                           11.000      D              3,175         317,500

Diversified Operations 0.67%                                                                                5,613,894
Diamond Holdings Plc,
  Bond (United Kingdom) 02-01-08 #                                   10.000      B-             4,950       5,613,894

Energy 3.10%                                                                                               26,003,050
AEI Resources, Inc.,
  Sr Sub Note 12-15-06 (B)                                           11.500      C              5,000       1,000,000
AEI Resources, Inc./AEI Resources Holdings, Inc.,
  Gtd Note 12-15-05 (B) (R)                                          10.500      Ca             5,055       2,578,050
P&L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08                                          9.625      B             14,400      15,336,000
Port Arthur Finance Corp.,
  Gtd Sr Sub Note 01-15-09                                           12.500      BB             6,950       7,089,000

Finance 0.79%                                                                                               6,585,860
Nationwide Credit, Inc.,
  Sr Note Ser A 01-15-08                                             10.250      B-             4,000       1,120,000
Norse CBO, Ltd.,
  Jr Sub Note 08-13-10 (r)                                             Zero      B-               750         825,000
Takefuji Corp.,
  Sr Note (Japan) 04-15-11 (R) (Y)                                    9.200      A-             4,450       4,640,860

Food 2.03%                                                                                                 17,013,250
Agrilink Foods, Inc.,
  Sr Sub Note 11-01-08                                               11.875      B-             9,400       8,554,000
Mastellone Hermanos S.A.,
  Sr Note (Argentina) 04-01-08 (Y)                                   11.750      B+            13,875       7,631,250
RAB Holdings, Inc.,
  Sr Note 05-01-08 (R)                                               13.000      Caa2           1,380         828,000

Government -- Foreign 3.13%                                                                                26,227,294
Brazil, Federative Republic of,
  Bond (Brazil) 01-11-06 (Y)                                         10.250      BB-            4,900       4,603,550
  Bond (Brazil) 07-26-07 (Y)                                         11.250      BB-            5,000       4,762,500
  Bond (Brazil) 04-15-14 (Y)                                          8.000      BB-           12,006       8,847,044
Colombia, Republic of,
  Gtd Note (Colombia) 04-09-11 (Y)                                    9.750      BBB            3,000       2,985,000
Panama, Republic of,
  Bond (Panama) 02-08-11 (Y)                                          9.625      BB+            4,950       5,029,200

Government -- U.S. 1.25%                                                                                   10,528,100
United States Treasury,
  Bond 11-15-01                                                      15.750      AAA           10,000      10,528,100

Insurance 0.55%                                                                                             4,590,500
SIG Capital Trust I,
  Gtd Trust Preferred Security 08-15-27 (B)                           9.500      D              5,000         500,000
Willis Corroon Corp.,
  Gtd Sr Sub Note 02-01-09                                            9.000      B+             4,050       4,090,500

Leisure 4.55%                                                                                              38,197,675
Ameristar Casinos, Inc.,
  Sr Sub Note 02-15-09 (R)                                           10.750      B-             1,950       2,013,375
Claridge Hotel & Casino Corp.,
  1st Mtg Note 02-01-02 (B)                                          11.750      Ca             7,736       6,188,800
Fitzgeralds Gaming Corp.,
  Gtd Sr Sec Note Ser B 12-15-04 (B)                                 12.250      Caa1           9,450       5,670,000
Penn National Gaming, Inc.,
  Sr Sub Note 03-01-08 (R)                                           11.125      B-             4,975       5,174,000
SC International Services, Inc.,
  Sr Sub Note Ser B 09-01-07                                          9.250      B              8,600       9,073,000
Trump Atlantic City Associates,
  1st Mtg Note 05-01-06                                              11.250      B-             7,425       4,900,500
Trump Hotels & Casino Resorts Funding, Inc./
  Holdings, L.P.,
  Sr Note 06-15-05                                                   15.500      CCC+           8,630       5,178,000

Machinery 0.35%                                                                                             2,908,750
Glasstech, Inc.,
  Sr Note Ser B 07-01-04                                             12.750      B3             4,475       2,908,750

Manufacturing 0.23%                                                                                         1,907,620
ICON Health & Fitness, Inc.,
  Gtd Note 09-27-05                                                  12.000      B              2,935       1,907,620

Media 8.47%                                                                                                71,083,066
AMFM Operating, Inc.,
  Sr Sub Deb, Payment-in-Kind 10-31-06                               12.625      B-             5,509       6,142,312
Callahan Nordrhein-Westfalen GmbH.,
  Sr Note (Germany) 7-15-11 (E)                                      14.125      B-             2,950       2,488,431
Charter Communications Holdings LLC/
  Charter Communications Capital Corp.,
  Sr Note 05-15-11 (R)                                               10.000      B+             6,950       6,967,375
DIVA Systems Corp.,
  Sr Disc Note Ser B, Step Coupon (12.625%,
  03-01-03) 03-01-08 (A)                                               Zero      B-             3,950         553,000
Fox Family Worldwide, Inc.,
  Sr Disc Note, Step Coupon (10.25%,
  11-01-02) 11-01-07 (A)                                               Zero      B              8,150       7,253,500
  Sr Note 11-01-07                                                    9.250      B              1,100       1,127,500
Golden Sky DBS, Inc.,
  Sr Disc Note Ser B, Step Coupon (13.50%,
  03-01-04) 03-01-07 (A)                                               Zero      CCC+           1,200         696,000
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07 (Y)                                      12.875      B-             9,000       8,370,000
ONO Finance Plc,
  Gtd Sr Note (United Kingdom) 05-01-09 (E)                          13.000      CCC+           2,000       1,420,692
  Sr Sub Note (United Kingdom) 07-15-10 (E)                          14.000      CCC+           4,950       3,641,792
Pegasus Communications Corp.,
  Sr Note Ser B 08-01-07                                             12.500      CCC+          11,095      11,205,950
Radio One, Inc.,
  Sr Sub Note Ser B 05-15-04                                         12.000      B3             3,000       3,180,000
Regional Independent Media Group Plc,
  Sr Disc Note, Step Coupon (12.875%, 07-01-03)
  (United Kingdom) 07-01-08 (A) #                                      Zero      B-             3,730       4,177,389
  Sr Note (United Kingdom) 07-01-08 (Y)                              10.500      B-             1,170       1,181,700
Sirius Satellite Radio, Inc.,
Sr Disc Note, Step Coupon (15.00%,
  12-01-02) 12-01-07 (A)                                               Zero      CCC+           2,990       1,106,300
United International Holdings, Inc.,
  Sr Disc Note, Step Coupon (10.75%,
  02-15-03) 02-15-08 (A)                                               Zero      B-            11,925       5,306,625
XM Satellite Radio, Inc.,
  Sr Sec Note 03-15-10                                               14.000      CCC+           9,350       6,264,500

Medical 0.89%                                                                                               7,501,000
Magellan Health Services, Inc.,
  Sr Note 11-15-07 (R)                                                9.375      B+             1,000       1,015,000
  Sr Sub Note 02-15-08                                                9.000      B-             6,900       6,486,000

Metal 4.09%                                                                                                34,363,065
Doe Run Resources Corp.,
  Gtd Sr Note Ser B 03-15-03                                         11.181***   CCC+           4,975       1,691,500
  Gtd Sr Note Ser B 03-15-05                                         11.250      CCC+           7,990       2,716,600
Echo Bay Mines Ltd.,
  Jr Sub Deb (Canada) 04-01-27 (B) (Y)                               11.000      D              2,000       1,140,000
Freeport-McMoRan Copper & Gold, Inc.,
  Sr Note 11-15-06                                                    7.500      CCC            9,925       6,550,500
  Sr Note 11-15-26                                                    7.200      CCC            6,331       4,843,215
Golden Northwest Aluminum, Inc.,
  1st Mtg Note 12-15-06                                              12.000      B+             6,475       3,690,750
Great Lakes Acquisition Corp.,
  Sr Disc Deb, Step Coupon (13.125%,
  05-15-03) 05-15-09 (A)                                               Zero      B-             9,300       3,906,000
Haynes International, Inc.,
  Sr Note 09-01-04                                                   11.625      B-            10,000       5,950,000
TVX Gold, Inc.,
  Conv Sub Note (Canada) 03-28-02 (Y)                                 5.000      B-             6,150       3,874,500

Miscellaneous 0.48%                                                                                         4,059,000
Sotheby's Holdings, Inc.,
  Note 02-01-09                                                       6.875      BBB            4,950       4,059,000

Oil & Gas 12.03%                                                                                          100,945,313
Comstock Resources, Inc.,
  Gtd Sr Note 05-01-07                                               11.250      B              2,475       2,623,500
Frontier Oil Corp.,
  Sr Sub Note 11-15-09                                               11.750      B              6,950       7,297,500
Giant Industries, Inc.,
  Gtd Sr Sub Note 09-01-07                                            9.000      B+             5,810       5,461,400
  Sr Sub Note 11-15-03                                                9.750      B+             3,075       3,021,187
Great Lakes Carbon Corp.,
  Gtd Sr Sub Note Ser B 05-15-08                                     10.250      B-             6,950       4,031,000
HS Resources, Inc.,
  Sr Sub Note Ser B 11-15-06                                          9.250      B+             4,000       4,240,000
Key Energy Services, Inc.,
  Conv Sub Note 09-15-04 (R)                                          5.000      B2            26,300      24,196,000
  Conv Sub Note 09-15-04                                              5.000      B2            10,249       9,429,080
  Sr Sub Note Ser B 01-15-09                                         14.000      B             10,034      11,764,865
Mariner Energy, Inc.,
  Sr Sub Note Ser B 08-01-06                                         10.500      B-             3,990       3,950,100
Ocean Rig Norway A.S.,
  Gtd Sr Sec Note (Norway) 06-01-08 (Y)                              10.250      B-            10,945       9,522,150
Pemex Finance Ltd.,
  Note (Mexico) 05-15-07 (Y)                                          8.020      BBB            5,000       5,050,000
Pemex Project Funding Master Trust,
  Gtd Note 10-13-10 (R)                                               9.125      BB+            2,975       3,060,531
Universal Compression, Inc.,
  Sr Disc Note, Step Coupon (9.875%,
  02-15-03) 02-15-08 (A)                                               Zero      B+             8,200       7,298,000

Paper & Paper Products 4.18%                                                                               35,070,875
Advance Agro Capital B.V.,
  Gtd Sr Note (Thailand) 11-15-07 (Y)                                13.000      CC             7,000       4,620,000
Alabama River Newsprint Co.,
  Note 04-30-25 (r)                                                   7.188      BB             4,308       3,532,375
APP China Group Ltd.,
  Unit (Sr Disc Note & Warrant) (Indonesia)
  03-15-10 (B) (R) (Y)                                               14.000      D              9,250       1,387,500
APP Finance (II) Mauritius Ltd.,
  Bond (Indonesia) 12-29-49 (B) (Y)                                  12.000      D              7,500          75,000
APP Finance (VII) Mauritius Ltd.,
  Gtd Note (Indonesia) 04-30-03 (B) (R) (Y)                           3.500      D                990          19,800
Corporacion Durango S.A. de C.V.,
  Sr Sec Note (Mexico) 08-01-06 (Y)                                  13.125      BB-            8,875       8,875,000
Grupo Industrial Durango S.A.,
  Note (Mexico) 08-01-03 (Y)                                         12.625      BB-           11,040      11,371,200
Indah Kiat Finance Mauritius Ltd.,
  Gtd Sr Note (Indonesia) 07-01-07 (Y)                               10.000      CC             6,000       1,260,000
Indah Kiat International Finance Co.,
  Gtd Sec Bond Ser C (Indonesia) 06-15-06 (Y)                        12.500      CC             3,500         910,000
Sappi BVI Finance Ltd.,
  Gtd Conv Bond (South Africa) 08-01-02 (R) (Y)                       7.500      BB-            2,060       2,060,000
Tjiwi Kimia Finance Mauritius Ltd.,
  Gtd Sr Note (Indonesia) 08-01-04 (Y)                               10.000      CC             1,500         225,000
Tjiwi Kimia International Finance Co. B.V.,
  Gtd Note (Indonesia) 08-01-01 (Y)                                  13.250      CC             5,250         735,000

Printing -- Commercial 0.23%                                                                                1,940,000
American Color Graphics, Inc.,
  Gtd Sr Sub Note 08-01-05                                           12.750      B-             2,000       1,940,000
Real Estate Operations 0.18%                                                                                1,496,450
Choctaw Resort Development Enterprise,
  Sr Note 04-01-09 (R)                                                9.250      BB-            1,250       1,287,500
Signature Resorts, Inc.,
  Conv Sub Note 01-15-07 (B)                                          5.750      Caa1           6,965         208,950

Retail 1.52%                                                                                               12,738,835
American Restaurant Group, Inc.,
  Gtd Sr Sec Note 02-15-03                                           11.500      B              5,168       4,689,960
Imperial Home Decor Group, Inc,
  Gtd Sr Sub Note 03-15-08 (B)                                       11.000      C              4,875          24,375
Jo-Ann Stores, Inc.,
  Gtd Sr Sub Note 05-01-07                                           10.375      B              4,450       1,958,000
SpinCycle, Inc.,
  Sr Disc Note, Step Coupon (12.75%,
  05-01-01) 05-01-05 (A)                                               Zero      CCC+           3,850       1,116,500
St. John Knits International, Inc.,
  Sr Sub Note 07-01-09                                               12.500      B-             4,950       4,950,000

Steel 1.73%                                                                                                14,518,520
Gulf States Steel, Inc. of Alabama,
  1st Mtg Bond 04-15-03 (B)                                          13.500      Caa3          17,750          44,375
LTV Corp. (The),
  Gtd Sr Sub Note 11-15-09 (B)                                       11.750      Ca             9,700         679,000
Metallurg Holdings, Inc.,
  Sr Disc Note, Step Coupon (12.75%,
  07-15-03) 07-15-08 (A)                                               Zero      CCC+          11,185       5,368,800
Metallurg, Inc.,
  Gtd Sr Note Ser B 12-01-07                                         11.000      B-             4,270       3,885,700
NSM Steel, Inc./NSM Steel Ltd.,
  Gtd Sr Sub Mtg Note Ser B 02-01-08 (B) (R)                         12.250      D             10,175         101,750
Oregon Steel CF&I,
  Note 03-31-03 (r)                                                   9.500      B              3,149       2,920,145
Sheffield Steel Corp.,
  1st Mtg Note Ser B 12-01-05                                        11.500      D              5,625       1,518,750

Telecommunications 5.15%                                                                                   43,227,693
CTI Holdings S.A.,
  Sr Note, Step Coupon (11.25%, 04-15-03)
  (Argentina) 04-15-08 (A) (Y)                                         Zero      B2             7,925       3,011,500
Esprit Telecom Group Plc,
  Sr Note (Germany) 06-15-08 (B) #                                   11.000      D              8,080          69,872
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06 (Y)                                      14.250      B+             5,900       6,254,000
GT Group Telecom, Inc.,
  Unit (Sr Disc Note & Warrant), Step Coupon
  (13.25%, 02-01-05) 02-01-10 (A)                                     1.000      B-             5,750       2,012,500
Jazztel Plc,
  Sr Note (United Kingdom) 12-15-09 (E)                              13.250      CCC+           2,200         986,028
McCaw International Ltd.,
  Sr Disc Note, Step Coupon (13.00%,
  04-15-02) 04-15-07 (A)                                               Zero      B-            12,300       6,519,000
Metrocall, Inc.,
  Sr Sub Note 09-15-08 (B)                                           11.000      D              4,000         600,000
Nextel Communications, Inc.,
  Sr Note 11-15-09                                                    9.375      B              2,000       1,650,000
Nextel International, Inc.,
  Sr Note 08-01-10                                                   12.750      B-             4,700       3,055,000
Nextel Partners, Inc.,
  Sr Disc Note, Step Coupon (14.00%,
  02-01-04) 02-01-09 (A)                                               Zero      CCC+           1,930       1,196,600
NTL Communications Corp.,
  Sr Note Ser B 10-01-08                                             11.500      B              3,250       2,632,500
  Sr Note Ser B, Step Coupon (12.375%,
  10-01-03) 10-01-08 (A)                                               Zero      B              4,400       2,332,000
PTC International Finance II S.A.,
  Gtd Sr Sub Note (Luxembourg) 12-01-09 (E)                          11.250      B+             2,975       2,641,599
Telewest Communications Plc,
  Sr Disc Note, Step Coupon (9.875%, 04-15-04)
  (United Kingdom) 04-15-09 (A) #                                      Zero      B+             5,875       4,497,495
United Pan-Europe Communications N.V.,
  Sr Disc Note Ser B, Step Coupon (13.375%,
  11-01-04) (Netherlands) 11-01-09 (A) (E)                             Zero      Caa1             250          73,994
  Sr Note (Netherlands) 11-01-07 (E)                                 10.875      B              2,700       1,575,446
  Sr Note (Netherlands) 11-01-09 (E)                                 11.250      Caa1           2,225       1,298,284
Versatel Telecom International N.V.,
  Sr Note (Netherlands) 05-15-08 (Y)                                 13.250      B-             5,375       2,821,875

Textile 0.92%                                                                                               7,702,000
Coyne International Enterprises Corp.,
  Sr Sub Note 06-01-08                                               11.250      CCC            5,925       2,133,000
Steel Heddle Group, Inc.,
  Sr Disc Deb, Step Coupon (13.75%,
  06-01-03) 06-01-09 (A)                                               Zero      Caa2           4,700         235,000
Steel Heddle Manufacturing Co.,
  Gtd Sr Sub Note Ser B 06-01-08 (B)                                 10.625      Caa1           5,950         892,500
Tropical Sportswear International Corp.,
  Sr Sub Note Ser A 06-15-08                                         11.000      B-             4,700       4,441,500

Transportation 7.58%                                                                                       63,595,308
Amtran, Inc.,
  Sr Note 08-01-04                                                   10.500      B+             8,950       7,428,500
Cenargo International Plc,
  1st Mtg Note (United Kingdom) 06-15-08 (Y)                          9.750      B+             3,980       3,024,800
CHC Helicopter Corp.,
  Sr Sub Note (Canada) 07-15-07 (E)                                  11.750      B2             8,800       8,223,101
Fine Air Services, Inc.,
  Sr Note 06-01-08 (B)                                                9.875      Caa1           8,290         497,404
MRS Logistica S.A.,
  Bond Ser B (Brazil) 08-15-05 (R) (Y)                               10.625      B              6,000       5,400,000
North American Van Lines, Inc.,
  Sr Sub Note 12-01-09 (R)                                           13.375      B-            10,200       9,282,000
Northwest Airlines Corp.,
  Gtd Note 03-15-07                                                   8.700      BB             7,900       7,596,877
Northwest Airlines, Inc.,
  Gtd Note 04-07-04                                                   8.520      BB             3,815       3,787,837
Pacer International, Inc.,
  Sr Sub Note 06-01-07                                               11.750      B-             4,950       4,851,000
Pacific & Atlantic Holdings, Inc.,
  Sr Sec Note 12-31-07 (R)                                           10.500      CC             1,264         644,889
Ultralpetrol (Bahamas) Ltd.,
  1st Mtg Pfd Ship Note 04-01-08                                     10.500      BB-            2,250       1,878,750
US Airways, Inc.,
  Pass Thru Ctf Ser 1993-A3 03-01-13                                 10.375      BB-            6,925       6,955,609
  Pass Thru Ctf Ser B 11-15-04                                        9.360      BB             3,105       3,004,541
World Airways, Inc.,
  Conv Sr Sub Deb 08-26-04 (R)                                        8.000      B-             2,000       1,020,000

Utilities 1.12%                                                                                             9,418,429
CMS Energy Corp.,
  Sr Note 10-15-07                                                    9.875      BB             2,975       3,138,625
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                               9.625      BB+            6,249       6,279,804
Waste Disposal Service & Equip. 1.88%                                                                      15,774,031
Allied Waste North America, Inc.,
  Sr Sub Note Ser B 08-01-09                                         10.000      B+            14,875      15,377,031
Waste Systems International, Inc.,
  Gtd Sr Note 01-15-06 (B)                                           11.500      C              1,985         397,000

                                                                                     NUMBER OF SHARES
                                                                                          OR WARRANTS           VALUE
COMMON AND PREFERRED STOCKS AND WARRANTS 16.13%                                                          $135,309,535
(Cost $218,236,747)

American Pacific Corp., Common Stock**                                                        200,500       1,253,125
AMR Corp., Common Stock**                                                                     300,000      11,697,000
Anthracite Capital, Inc., Common Stock (r)                                                     85,981         945,791
Anthracite Capital, Inc., Preferred Stock (r)                                                  67,000       1,046,875
Asia Pulp & Paper Co. Ltd., Warrant (R)**                                                       9,250              93
Chesapeake Energy Corp., Common Stock**                                                     1,150,000       9,556,500
Cybernet Internet Services International, Inc., Warrant**                                       4,000              40
Decorative Home Accents, Inc., Common Stock**                                                   1,000               1
DIVA Systems Corp., Warrant (R)**                                                              11,850          14,812
Electronic Retailing Systems International, Inc., Warrant**                                     1,000               0
Farm Fresh Holdings Corp. (Class B), Common Stock**                                             1,000              10
Fitzgeralds Gaming Corp., Common Stock (B)                                                    156,752          78,376
Fitzgeralds Gaming Corp., Preferred Stock (B)                                                 125,000         125,000
Fuji JGB Investment LLC, 9.87%, Ser A,
  Preferred Stock (Japan) 12-31-49 (R) (Y)                                                      3,000       2,812,500
Gaylord Container Corp. (Class A), Common Stock**                                           1,103,500       1,125,570
Geneva Steel Co., 14.00%, Ser B, Preferred Stock (B)                                           10,000           1,000
Glasstech, Inc., Warrant**                                                                      2,000           1,000
Gothic Energy Corp., Warrant**                                                                 39,586          23,270
Granite Broadcasting Corp., 12.75%,
  Payment-In-Kind, Preferred Stock                                                             10,349       2,897,720
Grey Wolf, Inc., Common Stock**                                                             3,500,650      22,719,218
Harvard Industries, Inc., Common Stock**                                                      230,210         184,168
Haynes Holdings, Inc., Common Stock**                                                          67,938          16,985
HF Holdings, Inc., Warrant**                                                                   28,092          14,046
Hills Stores Co., Warrant**                                                                10,482,000               0
Inter-Act Electronic Marketing, Inc., 14.00%
  Conv, Preferred Stock                                                                         6,000           6,000
Inter-Act Electronic Marketing, Inc., Warrant**                                                 6,000              60
Interact Systems, Inc., Warrant**                                                               6,000              60
International Wireless Communications
  Holdings, Inc., Common Stock                                                                795,269         437,398
Kaiser Group Holdings, Inc., Common Stock**                                                    81,949       3,022,500
Kaiser Group Holdings, Inc., 7.00%, Preferred Stock                                            68,021               0
KLM Royal Dutch Airlines N.V., Common Stock
  (Netherlands) (Y)                                                                           107,625       2,109,450
McCaw International Ltd., Warrant**                                                            10,050          30,150
Nakornthai Strip Mill Plc*, Warrant (Thailand) (R) (Y)**                                    9,591,354           9,591
Nextel Communications, Inc., 13.00%,
  Payment-In-Kind, Ser D, Preferred Stock                                                      25,787      21,918,950
Nortek, Inc., Common Stock**                                                                  100,000       2,900,000
Northwest Airlines Corp., Common Stock**                                                      725,000      19,705,500
NVP Capital I, 8.20%, Ser A, Preferred Stock                                                   13,800         313,950
ONO Finance Plc, Warrant (United Kingdom) (R) (Y)**                                             7,150         214,500
Pacific & Atlantic Holdings, Inc., 7.50%, Preferred Stock                                      69,141         345,705
Pathmark Stores, Inc., Common Stock**                                                          88,778       2,018,812
Pathmark Stores, Inc., Warrant**                                                               62,796         505,508
Pegasus Communications Corp., Common Stock**                                                  250,000       5,350,000
Pegasus Satellite Communications, Inc., 12.75%,
  Ser AI, Preferred Stock                                                                       1,619       1,538,050
Republic Technologies International LLC, Warrant (R)**                                          8,300              83
Samuels Jewelers, Inc., Common Stock**                                                        300,000         210,000
Samuels Jewelers, Inc., Warrant**                                                               2,612              26
Sheffield Steel Corp., Common Stock**                                                             500           1,000
Sierra Pacific Power Capital I, 8.60%, Preferred Stock                                         16,300         389,570
Smurfit-Stone Container Corp., 7.00%, Ser A,
  Preferred Stock                                                                             612,400      11,513,120
SpinCycle, Inc., Warrant (R)**                                                                  3,850              38
Star Gas Partners, L.P., Common Stock                                                         102,203       2,074,721
Startec Global Communications Corp., Warrant**                                                  3,000           1,950
Sterling Chemicals Holdings, Warrant**                                                          1,000               0
TimberWest Forest Corp., Unit (Common &
  Preferred Shares) (Canada) #                                                                751,400       5,856,487
Waste Systems International, Inc., Common Stock (B)**                                         800,000               0
Waste Systems International, Inc., 8.00%, Ser E,
  Preferred Stock (B)                                                                           9,086           9,086
Waste Systems International, Inc., Warrant (B) (R)**                                           29,775             298
Willcox & Gibbs, Inc., Common Stock**                                                         229,554         220,372
XM Satellite Radio Holdings, Inc., Warrant (R)**                                                9,350          93,500

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                              RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 2.27%                                                                              $19,051,000
(Cost $19,051,000)

Joint Repurchase Agreement 2.27%
Investment in a joint repurchase agreement transaction
  with Barclay's Capital, Inc. -- Dated 05-31-01,
  due 06-01-01 (Secured by U.S. Treasury Note
  3.625%, due 01-15-08)                                                          4.06          19,051      19,051,000

TOTAL INVESTMENTS 96.64%                                                                                 $810,877,631

OTHER ASSETS AND LIABILITIES, NET 3.36%                                                                   $28,183,795

TOTAL NET ASSETS 100.00%                                                                                 $839,061,426


  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income-producing security.

*** Represents rate in effect on 5-31-01.

  # Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate, beginning on the stated date.

(B) Non-income-producing issuer filed for protection under Federal Bankruptcy Code or is in default of interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $98,086,350 or 11.69% of net assets as of May 31, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is as follows:


                                                                                     VALUE AS A
                                                                                     PERCENTAGE          VALUE
                                                      ACQUISITION    ACQUISITION      OF FUND'S          AS OF
ISSUER, DESCRIPTION                                          DATE           COST     NET ASSETS   MAY 31, 2001
--------------------------------------------------------------------------------------------------------------
Alabama River Newsprint Co.                              04-14-98     $4,302,944           0.42%    $3,532,375
Anthracite Capital, Inc.,
  Common Stock                                           05-15-00        580,372           0.11        945,791
Anthracite Capital, Inc.,
  Preferred Stock                                        05-15-00      1,139,000           0.12      1,046,875
Norse CBO, Ltd.                                          08-04-98        750,000           0.10        825,000
Oregon Steel CF&I                                        05-14-98      3,111,673           0.35      2,920,145


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

Securities owned
by the Fund on
May 31, 2001
(unaudited).

These tables
show the percent-
ages of the Fund's
investments
aggregated by
various countries
and the concen-
tration of
investments
aggregated by
the quality rating
for each debt
security.

                            VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION             OF NET ASSETS
-------------------------------------------------
Argentina                                    1.27%
Australia                                    0.44
Brazil                                       4.30
Canada                                       2.28
Colombia                                     0.36
Germany                                      0.30
Indonesia                                    0.55
Japan                                        0.89
Luxembourg                                   0.31
Mexico                                       5.98
Netherlands                                  1.68
Norway                                       1.13
Panama                                       0.60
South Africa                                 0.25
Thailand                                     0.55
United Kingdom                               2.95
United States                               72.80

Total investments                           96.64%


QUALITY DISTRIBUTION
-------------------------------------------------
AAA                                          1.25%
A                                            0.55
BBB                                          2.28
BB                                          11.46
B                                           49.85
CCC                                          9.48
CC                                           2.30
C                                            0.25
D                                            0.82

Total bonds                                 78.24%

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

May 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $1,119,503,855)    $810,877,631
Cash                                                   841
Receivable for investments sold                  5,739,955
Receivable for shares sold                       1,579,768
Dividends and interest receivable               27,858,372
Receivable for foreign currency exchange
  contracts sold                                 1,688,347
Other assets                                       127,080

Total assets                                   847,871,994

LIABILITIES
Payable for investments purchased                7,175,918
Payable for shares repurchased                     742,417
Payable for foreign currency exchange
contracts purchased                                 60,776
Payable to affiliates                              603,144
Other payables and accrued expenses                228,313

Total liabilities                                8,810,568

NET ASSETS
Capital paid-in                              1,276,086,120
Accumulated realized loss on investments
  and foreign currency transactions           (140,514,836)
Net unrealized depreciation of investments
  and translation of assets and liabilities
  in foreign currencies                       (307,126,402)
Undistributed net investment income             10,616,544

Net assets                                    $839,061,426

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($228,065,544 [DIV] 44,648,075 shares)       $5.11
Class B ($571,296,281 [DIV] 111,841,880 shares)      $5.11
Class C ($39,699,601 [DIV] 7,771,936 shares)         $5.11

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($5.11 [DIV] 95.5%)                         $5.35
Class C ($5.11 [DIV] 99%)                            $5.16

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Interest (including income on securities loaned of $83,963)       $97,097,580
Dividends (net of foreign withholding taxes of $59,569)            11,020,827

Total investment income                                           108,118,407

EXPENSES
Investment management fee                                           4,510,337
Class A distribution and service fee                                  564,061
Class B distribution and service fee                                5,788,121
Class C distribution and service fee                                  323,113
Transfer agent fee                                                  1,200,995
Custodian fee                                                         205,031
Legal fees                                                            173,158
Accounting and legal services fee                                     169,741
Miscellaneous                                                          57,404
Trustees' fees                                                         45,370
Auditing fee                                                           42,000
Registration and filing fees                                           39,243
Printing                                                               35,776

Total expenses                                                     13,154,350

Net investment income                                              94,964,057

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                       (96,177,749)
Foreign currency transactions                                       4,065,050
Change in net unrealized appreciation (depreciation) on
Investments                                                       (25,469,275)
Translation of assets and liabilities in foreign currencies           427,480

Net realized and unrealized loss                                 (117,154,494)

Decrease in net assets from operations                           ($22,190,437)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions paid
to shareholders
and any increase
or decrease in
money share
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   5-31-00          5-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                         $117,639,868      $94,964,057
Net realized gain (loss)                         3,526,577      (92,112,699)
Change in net unrealized
  depreciation                                (123,184,877)     (25,041,795)

Decrease in net assets resulting
  from operations                               (2,018,432)     (22,190,437)

Distributions to shareholders
From net investment income
Class A                                        (30,247,084)     (26,975,715)
Class B                                        (82,960,771)     (69,270,230)
Class C                                         (3,342,364)      (3,591,439)
                                              (116,550,219)     (99,837,384)

From fund share transactions                   (74,599,261)       4,790,189

NET ASSETS
Beginning of period                          1,149,466,970      956,299,058

End of period 1                               $956,299,058     $839,061,426

1 Includes undistributed net investment income of $13,633,295 and $10,616,544, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                            10-31-96     5-31-97 1   5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                      $7.20       $7.55       $7.87       $8.26       $6.57       $5.87
Net investment income                       0.76 2      0.45        0.78 2      0.75 2      0.72 2      0.65 2
Net realized and unrealized
  gain (loss) on investments                0.35        0.32        0.51       (1.59)      (0.70)      (0.76)
Total from investment operations            1.11        0.77        1.29       (0.84)       0.02       (0.11)
Less distributions
From net investment income                 (0.76)      (0.45)      (0.78)      (0.75)      (0.72)      (0.65)
From net realized gain                        --          --       (0.12)      (0.10)         --          --
                                           (0.76)      (0.45)      (0.90)      (0.85)      (0.72)      (0.65)
Net asset value, end of period             $7.55       $7.87       $8.26       $6.57       $5.87       $5.11
Total return 3 (%)                         16.06       10.54 4     17.03       (9.85)       0.15       (1.82)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                              $53         $98        $273        $285        $238        $228
Ratio of expenses to average
  net assets (%)                            1.10        1.05 5      0.97        0.98        0.99        0.99
Ratio of net investment income
  to average net assets (%)                10.31       10.19 5      9.33       10.94       11.36       10.87
Portfolio turnover (%)                       113          78         100          56          49          57

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                            10-31-96     5-31-97 1   5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                      $7.20       $7.55       $7.87       $8.26       $6.57       $5.87
Net investment income                       0.70 2      0.42        0.71 2      0.70 2      0.67 2      0.61 2
Net realized and unrealized
  gain (loss) on investments                0.35        0.32        0.51       (1.59)      (0.70)      (0.76)
Total from investment operations            1.05        0.74        1.22       (0.89)      (0.03)      (0.15)
Less distributions
From net investment income                 (0.70)      (0.42)      (0.71)      (0.70)      (0.67)      (0.61)
From net realized gain                        --          --       (0.12)      (0.10)         --          --
                                           (0.70)      (0.42)      (0.83)      (0.80)      (0.67)      (0.61)
Net asset value, end of period             $7.55       $7.87       $8.26       $6.57       $5.87       $5.11
Total return 3 (%)                         15.24       10.06 4     16.16      (10.54)       0.61       (2.51)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                             $243        $379        $798        $835        $691        $571
Ratio of expenses to average
  net assets (%)                            1.82        1.80 5      1.72        1.73        1.74        1.68
Ratio of net investment income
  to average net assets (%)                 9.49        9.45 5      8.62       10.20       10.61       10.87
Portfolio turnover (%)                       113          78         100          56          49          57

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                             5-31-98 6   5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                      $8.45       $8.26       $6.57       $5.87
Net investment income 2                     0.06        0.70        0.67        0.61
Net realized and unrealized
  loss on investments                      (0.19)      (1.59)      (0.70)      (0.76)
Total from investment operations           (0.13)      (0.89)      (0.03)      (0.15)
Less distributions
From net investment income                 (0.06)      (0.70)      (0.67)      (0.61)
From net realized gain                        --       (0.10)         --          --
                                           (0.06)      (0.80)      (0.67)      (0.61)
Net asset value, end of period             $8.26       $6.57       $5.87       $5.11
Total return 3 (%)                         (1.59) 4   (10.54)      (0.61)      (2.57)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                               $3         $29         $27         $40
Ratio of expenses to average
  net assets (%)                            1.72 5      1.73        1.74        1.74
Ratio of net investment income
  to average net assets (%)                 6.70 5     10.20       10.61       10.87
Portfolio turnover (%)                       100          56          49          57

1 Effective 5-31-97, the fiscal year end changed from October 31 to May 31.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Not annualized.

5 Annualized.

6 Class C shares began operations on 5-1-98.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock High Yield Bond Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high-yielding debt securities such as: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred stocks; and domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation but only when it is consistent with the primary objective of maximizing current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount on securities

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2001, the Fund loaned securities having a market value of $22,900,000 collateralized by securities in the amount of $23,418,757.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction. Open foreign currency exchange contracts at May 31, 2001 are presented at the bottom of page 29.

Open forward foreign currency exchange contracts at May 31, 2001:

                       PRINCIPAL AMOUNT        EXPIRATION     APPRECIATION
CURRENCY               COVERED BY CONTRACT     MONTH         (DEPRECIATION)
-------------------------------------------------------------------------
BUYS
Euro                       6,255,939           JUN 01            ($43,194)
Euro                         374,000           JUL 01             (17,582)
                                                                 ($60,776)
SELLS
British Pound Sterling     3,231,250           JUL 01             $68,714
British Pound Sterling     6,660,000           AUG 01             115,795
Euro                       5,125,939           JUN 01             394,812
Euro                      18,161,000           JUL 01             864,196
Euro                       4,732,000           AUG 01             207,910
Euro                       3,239,000           SEP 01              36,920
                                                               $1,688,347

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the fund has $54,882,540 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: May 31, 2007 -- $21,790,325, May 31, 2008 -- $14,048,332, and May 31, 2009 --
$19,043,883. Additionally, net capital losses of $84,283,395 are attributable to security transactions incurred after October 31, 2000 and are treated as arising on the first day (June 1, 2001) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2001, JH Funds received net up-front sales charges of $822,697 with regard to sales of Class A shares. Of this amount, $55,040 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $672,584 was paid as sales commissions to unrelated broker-dealers and $95,073 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2001, JH Funds received net up-front sales charges of $241,001 with regard to sales of Class C shares. Of this amount, $232,108 was paid as sales commissions to unrelated broker-dealers and $8,893 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended May 31, 2001, CDSCs received by JH Funds amounted to $2,570,833 for Class B shares and $9,920 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2001, aggregated $411,573,169 and $409,626,742, respectively.
Purchases and proceeds from sales of obligations of the U.S. government, during the year ended May 31, 2001, aggregated $63,653,906 and $52,378,320, respectively.

The cost of investments owned at May 31, 2001 (including short-term investments) for federal income tax purposes was $1,120,852,756. Gross unrealized appreciation and depreciation of investments aggregated $34,043,185 and $344,018,310, respectively, resulting in net unrealized depreciation of $309,975,125.

NOTE D
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                    YEAR ENDED 5-31-00               YEAR ENDED 5-31-01
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                      20,237,845      $126,590,470        21,668,892      $117,008,670
Distributions
reinvested                 2,270,338        14,364,926         2,324,637        12,522,774
Repurchased              (25,443,080)     (160,599,281)      (19,822,610)     (108,160,352)
Net increase (decrease)   (2,934,897)     ($19,643,885)        4,170,919       $21,371,092

CLASS B SHARES
Sold                      30,252,064      $191,538,306        24,755,819      $133,912,433
Distributions
reinvested                 4,353,639        28,726,482         3,866,643        20,820,872
Repurchased              (44,007,108)     (277,081,096)      (34,545,071)     (187,889,741)
Net decrease              (9,401,405)     ($56,816,308)       (5,922,609)     ($33,156,436)

CLASS C SHARES
Sold                       4,122,602       $25,949,635         8,262,326       $44,653,261
Distributions
reinvested                   221,504         1,482,317           260,001         1,393,512
Repurchased               (4,083,289)      (25,571,020)       (5,409,048)      (29,471,240)
Net increase                 260,817        $1,860,932         3,113,279       $16,575,533

NET INCREASE
(DECREASE)               (12,075,485)     ($74,599,261)        1,361,589        $4,790,189



NOTE E
Reclassification of accounts

During the year ended May 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated realized loss on investments of $1,856,576, and an increase in undistributed net investment income of $1,856,576. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2001. Additional adjustments may be needed in subsequent reporting years. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective June 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund but will result in a reduction in the cost of the investments and a corresponding decrease in unrealized depreciation on investments estimated at $4,447,548, based on securities held as of May 31, 2001.



AUDITORS'
REPORT

Report of
Ernst & Young
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock High Yield Bond Fund of John Hancock Bond Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Bond Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Bond Fund of the John Hancock Bond Trust at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 9, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended May 31, 2001.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.

With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 2001, 10.30% of the distributions qualify for the dividends-received deduction available to corporations.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock High Yield Bond Fund.

5700A  5/01
       7/01